UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

               ___________________________________

                         FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                        March 16, 2009


		   HARRIS & HARRIS GROUP, INC.
-----------------------------------------------------------------------
    (Exact name of registrant as specified in its charter)



New York		0-11576				13-3119827
(State or other 	(Commission File	   (I.R.S. Employer
jurisdiction 		Number)         	  Identification No.)
of incorporation)


                      111 West 57th Street
	           New York, New York  10019
-----------------------------------------------------------------------
          (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (212) 582-0900

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.	Entry into a Material Definitive Agreement.

	On March 16, 2009, Harris & Harris Group, Inc. ("we" or "us") entered into a custody agreement with The Bank of New York Mellon ("BONY"), designating BONY as our custodian.

      A copy of the form of custody agreement is filed herewith as Exhibit 10 and is incorporated herein by reference. The foregoing description of the agreement by us is a summary and is qualified in its entirety by reference to such Exhibits.


Item 1.02.	Termination of a Material Definitive Agreement.

	On March 16, 2009, we terminated our custody agreement with JP Morgan in order to enter in the agreement described above with BONY.


Item 8.01.	Other Events.

      On March 16, 2009, Harris & Harris Group, Inc. (the "Company") released the Annual Letter to Shareholders for 2008, which is available on the Company's website, www.TinyTechVC.com.


Forward-Looking Statements

      The Annual Letter to Shareholders may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in the Annual Letter to Shareholders. Please see the Company's Annual Report on Form 10-K for the year ended December 31, 2008, as well as subsequent SEC filings, filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business, including but not limited to the risks and uncertainties associated with venture capital investing and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, Harris & Harris Group, Inc., undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Additional Information

	Shareholders are advised to read the Company's Proxy Statement for the 2009 Annual Meeting of Shareholders when it becomes available because it contains important information. The Company's proxy statement will be available, free of charge, on the Securities and Exchange Commission's website (www.sec.gov) and on the Company's website (www.TinyTechVC.com). Additional information about the Company, such as the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, are also available free of charge at www.sec.gov and


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www.TinyTechVC.com.  The reference to the websites www.TinyTechVC.com and www.sec.gov has been provided as a convenience, and the information contained on such websites is not incorporated by reference into this Form 8-K.


Item 9.01.	Financial Statements and Exhibits.

   	(a)  Not applicable.

	(b) Not applicable.

	(c) Not applicable.

	(d) Exhibits.



             Exhibit No.		Description
	     -----------		-----------


		10			The form of Custody Agreement
					with The Bank of New York Mellon,
					incorporated by reference to
					Exhibit 10.1 to Form 10-K, filed
					with the Securities and Exchange
					Commission on the date hereof
					(File No. 814-00176)

		99			Annual Letter to Shareholders



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                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	March 16, 2009			HARRIS & HARRIS GROUP, INC.



     					By: /s/ Daniel B. Wolfe
					   ------------------------
				     	   Daniel B. Wolfe
					   President and
					   Chief Financial Officer


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                           EXHIBIT INDEX


             Exhibit No.		Description
	     -----------		-----------


		99			Annual Letter to Shareholders



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